Exhibit 99.2

Midland StatesBancorp, Inc. NASDAQ: MSBI Investor Presentation Subordinated Debt Offering September 2019 1 Confidential

Forward-Looking Statements. This presentation may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements express management’s current expectations, forecasts of future events or long-term goals, including with respect to acquisitions, and may be based upon beliefs, expectations and assumptions of Midland’s management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should” or other similar expressions. All statements in this presentation speak only as of the date they are made, and Midland undertakes no obligation to update any statement. A number of factors, many of which are beyond the ability of Midland to control or predict, could cause actual results to differ materially from those in its forward-looking statements. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Additional information concerning Midland and its respective businesses, including additional factors that could materially affect Midland’s financial results, are included in Midland’s filings with the Securities and Exchange Commission. Use of Non-GAAP Financial Measures. This presentation may contain certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”). These non-GAAP financial measures include “Adjusted Earnings,” “Adjusted Diluted Earnings Per Share,” “Adjusted Return on Average Assets,” “Adjusted Return on Average Tangible Common Equity,” “Tangible Common Equity to Tangible Assets,” and “Tangible Book Value Per Share.” The Company believes that these non-GAAP financial measures provide both management and investors a more complete understanding of the Company’s funding profile and profitability. These non-GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP financial measures. Not all companies use the same calculation of these measures; therefore this presentation may not be comparable to other similarly titled measures as presented by other companies. Reconciliations of these non-GAAP measures are provided in the Appendix section of this presentation. 2

Terms of Planned 10 Year – Non Call 5 Year Capital Raise: Midland States Bancorp, Inc. Private Placement with Registration Rights [•] 2029 through the maturity date or early redemption date Redeemable at 100% of principal amount, plus accrued and unpaid interest beginning on [•] 2024 The Company intends to use the proceeds from the offering to repay a $30.0 million term loan, redeem $40.3 million of subordinated debt callable June 18, 2020, and for general corporate purposes 3 Sandler O'Neill + Partners, L.P. Placement Agent Use of Proceeds [XXXX] Principal Amount Optional Redemption Semi-annually on [•] and [•] of each year through [•], 2024, and thereafter on [•], [•], [•], and [•] of each year Interest Payments Maturity Date Kroll BBB-Expected Ratings Type Subordinated Notes Security Issuer

Terms of Planned 15 Year – Non Call 10 Year Capital Raise: Midland States Bancorp, Inc. Private Placement with Registration Rights [•] 2034 through the maturity date or early redemption date Redeemable at 100% of principal amount, plus accrued and unpaid interest beginning on [•] 2029 The Company intends to use the proceeds from the offering to repay a $30.0 million term loan, redeem $40.3 million of subordinated debt callable June 18, 2020, and for general corporate purposes 4 Sandler O'Neill + Partners, L.P. Placement Agent Use of Proceeds [XXXX] Principal Amount Optional Redemption Semi-annually on [•] and [•] of each year through [•], 2029, and thereafter on [•], [•], [•], and [•] of each year Interest Payments Maturity Date Kroll BBB-Expected Ratings Type Subordinated Notes Security Issuer

Overview of Midland States Bancorp, Inc.

Company Overview and Highlights

- $5.55 billion asset community bank established in 1881 and headquartered in Effingham, Illinois (3rd largest Illinois-based community bank[2])
- $3.13 billion AUA Wealth Management business
- Strong fee generators consistently account for approximately 30% of total revenue
- 90+ offices throughout the U.S. including 74 traditional branches in Illinois and Missouri
- 14 successful acquisitions since 2008
- July 2019 acquisition of HomeStar Bank expands presence in Kankakee, Illinois and adds low-cost deposit base

Principal Lines of Businesses

Community Banking

Consumer and Commercial Banking

Wealth Management

Assets Under Administration: $3.1bn

Midland Equipment Finance

Equipment Finance Business

Love Funding

Commercial FHA Loan Origination and Servicing

Financial Highlights

Dollars in millions, apart from per share data

	2015	2016	2017	2018	2Q19 YTD
Balance Sheet					
Total Assets	$2,885	$3,234	$4,413	$5,638	$5,546
Total Net Loans	$1,980	$2,305	$3,210	$4,117	$4,047
Total Deposits	$2,368	$2,404	$3,131	$4,074	$4,011
Total Equity	$233	$322	$450	$609	$640
Tangible Common Equity	$179	$266	$331	$404	$439
Capital Position					
TCE / TA[3]	6.3%	8.4%	7.7%	7.4%	8.2%
Leverage Ratio	7.5%	9.8%	8.6%	8.5%	9.3%
Tier 1 Common Ratio	6.5%	9.4%	8.5%	8.8%	9.4%
Tier 1 Ratio	8.6%	11.3%	10.2%	10.3%	10.9%
Total Capital Ratio	11.8%	13.9%	13.3%	12.8%	13.5%
Profitability					
ROAA	0.88%	1.03%	0.41%	0.72%	1.09%
ROATCE[3]	14.1%	13.4%	5.2%	10.4%	14.6%
Net Income	$24.3	$31.5	$16.1	$39.4	$30.3
Diluted EPS	$2.00	$2.17	$0.87	$1.66	$1.24
Loans / Deposits	84.3%	96.5%	103.1%	101.6%	101.6%
Cost of Deposits	0.33%	0.38%	0.42%	0.55%	0.84%
Yield on Loans	5.21%	4.85%	4.85%	5.06%	5.27%
Net Interest Margin	4.38%	3.92%	3.77%	3.76%	3.75%
Efficiency Ratio[3]	66.2%	68.7%	66.7%	66.1%	63.1%
Asset Quality					
NPAs[1] / Assets	0.83%	0.69%	0.64%	0.75%	0.92%
Texas Ratio	11.7%	7.1%	7.3%	9.7%	10.9%

Notes:
(1) Excludes performing TDRs
(2) Community bank defined as banks with less than $10 billion in assets
(3) Non-GAAP financial measures. Refer to Appendix for a reconciliation to the comparable GAAP financial measures
Note: Texas Ratio calculated as (NPAs Excl. performing TDRs and 90+ Days Past Due) / (Tangible Common Equity + Loan Loss Reserves)
Source: S&P Global Market Intelligence; Financial data as of June 30, 2019

Midland States Bancorp, Inc.

5

Financial Services and Banking Center Footprint



Northern Illinois
Roscoe
Machesney Park
Freeport
Rockford (6)
Belvidere (4)
Kirkland
Dixon (2)
Sterling
Rock Falls
Plano
Sandwich
Yorkville
Mendota (2)
Joliet (2)
Manhattan
Beecher
Princeton (2)
Peru
Ottawa (2)
Diamond
Manteno (2)
Coal City
Grant Park
Bradley (2)
Bourbonnais (2)
Momence
Streater (2)
Dwight
Herscher
Kankakee (2)
Central Illinois
Champaign
Effingham (2)
Vandalia
Greenville
Farina
Centralia
St. Louis Area
O'Fallon
St. Charles
Jennings
Ladue
Clayton
Town & Country
The Grove
Rock Hill
Sunset Hills
Freeburg
Columbia
Arnold
Smithton
St. Clair
Waterloo
★ Midland States Bancorp, Inc. Headquarters
Midland Banking Center
Midland Mortgage Banking
Midland Equipment Finance
Midland Wealth Management
Love Funding

Residential Mortgage and Wealth Management services are also available through all Midland Banking Centers.

Midland States Bancorp, Inc.

6

Investment Summary Experienced and deep management team Consistent track record of driving shareholder returns through disciplined strategic expansion and earnings growth Solid asset quality with low charge-off history driven by a diversified loan portfolio, conservative credit culture and disciplined underwriting process Stable core deposit franchise with 22% non-interest bearing accounts(1) Proven track record of successful acquisitions with a focus on enhancing shareholder value while building a platform for scalability Illinois and contiguous states provide opportunities for future acquisitions Comprehensive risk management standards applied throughout the entire business 7 Notes: (1) As of June 30, 2019

Business and Corporate Strategy Drive organic growth by focusing on customer service and accountability to Midland’s clients and colleagues; seek to develop bankers who create dynamic relationships; pursue continual investment in people; maintain a core set of institutional values A corporate-wide focus on driving improvements in people, processes and technology in order to generate further improvement in Midland’s operating efficiency and financial performance Maintain a program designed to integrate controls, monitoring and risk-assessment at all key levels and stages of operations and growth; ensure that all employees are fully engaged Maintain experienced acquisition team capable of identifying and executing transactions that build shareholder value through a disciplined approach to pricing; take advantage of relative strength in periods of market disruption Generate a diversified revenue mix and focus on growing businesses that generate strong recurring revenues such as wealth management 8 Revenue Diversification Accretive Acquisitions Enterprise-Wide Risk Management Operational Excellence Customer-Centric Culture Five Core Strategic Initiatives

Experienced Leadership Team

Highly experienced senior management in place:



John M. Schultz: Chairman of the Board
- Held the position since 2006
- Chief Executive Officer of Agracel, Inc.
- Author of *Boomtown USA: the 7 ½ Keys to Big Success in Small Towns*



Jeffrey G. Ludwig: President and CEO of Midland States Bancorp
- Assumed Company CEO role in Jan. 2019 after serving as Bank CEO
- More than 10 years serving as CFO
- Joined Midland States in November 2006; 16+ years in banking industry



Jeffrey S. Mefford: President of Midland States Bank and EVP of Midland States Bancorp
- 25+ years in community banking
- Appointed Bank President in March 2018
- Oversees commercial, retail, mortgage and treasury sales



Douglas J. Tucker: SVP, Corporate Counsel and Director of IR
- 19+ years experience advising banks and bank holding co.
- Significant IPO, SEC reporting and M&A experience
- Served as lead outside counsel for all of Midland's acquisitions and capital raise transactions from 2007 prior to joining the Company



Donald J. Spring: Chief Accounting Officer
- Promoted to Chief Accounting Officer in 2019
- Joined Midland States in 2009 as Corporate Controller
- 35+ years of financial accounting and reporting experience; primarily in the banking industry



Jeffrey A. Brunoehler: Chief Credit Officer
- 30+ years in banking, lending and credit
- Leads the credit underwriting, approval and loan portfolio management functions
- Joined Midland in 2010

- **MSBI common shares are 6.7% (1) owned by the Board of Directors and executive officers**

Notes:
(1) As of June 30, 2019; beneficial ownership includes shares of unvested restricted stock that officers are entitled to vote, but does not include common stock equivalent units owned by directors or officers under the Deferred Compensation Plan

9

Midland States Bancorp, Inc.

Midland States Board of Directors Executive Officer of the Company. He serves on the Company’s Executive Committee and Capital 10 Name Background John M. Schultz Chairman of the Board •Mr. Schultz has served as the Chairman of the Company since 1986. Since 1986, Mr. Schultz has served as the Chief Executive Officer of Agracel, Inc., and is the author of BoomtownUSA: The 7 1/2 Keys to Big Success in Small Towns. He also serves on the Board of Trustees of Monmouth College and Altorfer Inc., and is the past President of the Illinois State Universities Retirement System. Mr. Schultz received his B.S. in Entrepreneurism from Southern Methodist University and his M.B.A. from Harvard Business School. Jeffrey G. Ludwig President and CEO •Mr. Ludwig, CPA (inactive status), serves as President and Chief Executive Officer of the Company and Chief Executive Officer of the Bank. Mr. Ludwig was named President of the Company and Chief Executive Officer of the Bank in March 2018. On January 1, 2019, Mr. Ludwig was appointed as Chief Management and Mergers and Acquisitions Committee and chairs its Asset/Liability Committee. Prior to joining the Company, Mr. Ludwig held positions at Zimmer Holdings, Inc., Novellus Systems, Inc., and KPMG LLP. Mr. Ludwig received his B.S. in Accounting from Eastern Illinois University. Leon J. Holschbach Vice Chairman of the Board •Mr. Holschbach serves as the Vice Chairman of the Company and Vice Chairman of the Bank. From August 2007 to December 2018, he served as Chief Executive Officer of the Company. Prior to August 2007, Mr. Holschbach held the positions at AMCORE Bank, N.A. and Citizen’s State Bank in Clinton, Wisconsin. Mr. Holschbach received his B.A. in Economics from the University of Wisconsin. Jeffrey C. Smith Chairman, Midland States Bank •Mr. Smith has served on the boards of the holding company and the Bank since 2005 and was elected Chairman of the Bank in 2017. Mr. Smith serves as the Principal and Managing Partner of Walters Golf Management, a golf club management company headquartered in St. Louis, Missouri, which currently manages fifteen properties and offers turn key management, construction management, acquisition, consulting, agronomics and remodeling/redecorating services. Mr. Smith received his B.S. in Education from the University of Missouri. Richard T. Ramos Director •Mr. Ramos is Executive Vice President, Chief Financial Officer and board member for Maritz Holdings, Inc. Prior to joining Maritz, Mr. Ramos served as Chief Financial Officer for Purcell Tire and Rubber Company, practiced corporate law at the firm of Blumenfeld, Kaplan and Sandweiss, and was a senior manager at KPMG LLP. He received his B.S. in Business Administration from the University of Missouri in St. Louis and his J.D. from St. Louis University School of Law. Mr. Ramos is a Certified Public Accountant and a member of the Missouri Bar.

Midland States Board of Directors (Continued) served on the board of directors of Prime Banc Corp. and First National Bank of Dieterich. Mr. Schultz investment advisory committees Oakwood Medical and Rivervest. Mr. McDonnell holds a B.A. in 11 Name Background Deborah A. Golden Director •Ms. Golden joined the Company’s board in November 2015. She serves as Executive Vice President, General Counsel and Secretary of GATX Corporation. She previously served as General Counsel of Midwest Generation, LLC. Ms. Golden holds a B.A. from Boston College, a J.D. from Loyola University School of Law and an M.B.A. from Loyola University. She is a member of the Illinois Bar. Robert F. Schultz Director •Mr. Schultz serves as Managing Partner of the J.M. Schultz Investment, L.L.C. Since 1996, he has served as Chairman of AKRA Builders Inc. Prior to joining the Company’s board of directors, he received his B.S. in Finance from the University of Illinois and a J.D. from the University of Notre Dame Law School. He is the brother of John M. Schultz. Jerry L. McDaniel Director •Mr. McDaniel is President of Superior Fuels, Inc., and President of Dirtbuster Carwash LLC. Mr. McDaniel is also a principal in other businesses, including real estate development. Mr. McDaniel is a licensed pilot and serves on the board of the Southeastern Illinois Community Foundation. Prior to joining our board, Mr. McDaniel served as a director of another local community bank. Dwight A. Miller Director •Mr. Miller is the Chief Executive Officer and Owner of Dash Management. Mr. Miller has served in a number of management positions with McDonald’s Corp., including NE Zone Franchising Manager, McOpCo Operation Manager and Field Service Manager. Mr. Miller also serves as President of the Greater Chicago Region-Regional Leadership Council and currently serves on the National Leadership Committee, and is on the Board of Trustees for the University of Findlay. He holds a B.S. in Accounting from Findlay College. Jeffrey M. McDonnell Director •Mr. McDonnell is Chief Executive Officer of JandJ Management Services, Inc. He also serves on the boards of KETC and The Center for Emerging Technologies. Mr. McDonnell also serves on the economics from Princeton University, an M.B.A. from the University of Michigan and a certification as a Chartered Financial Analyst. Jennifer L. DiMotta Director •Mrs. DiMotta is the Executive Vice President and Chief Marketing Officer of MediaMarktSaturn; one of Europe’s largest consumer electronics retailers. Prior to joining MediaMarktSaturn in 2019, she was the President of DiMotta Consulting LLC. Mrs. DiMotta served as Vice President Digital and Omnichannel of Bluemercury Inc., as Vice President eCommerce of Sports Authority, Inc., and as Senior Director of eCommerce of Office Depot. Mrs. DiMotta holds a B.A. in Criminal Justice from the University of Nebraska, and a Master’s Degree in Leadership from the Bellevue University.

Successful Acquisition History

- Midland States has completed 14 transactions since 2008, including FDIC-assisted, branch, whole bank, asset purchase and business line acquisitions, and a New York trust asset acquisition
- Demonstrated history of earnings expansion
- Deliberate diversification of geographies and revenue channels
- Successful post-closing integration of systems and businesses

Selected Acquisitions

	2009	2010	2014	2016	2017	2018	2019
	Strategic Capital Bank	AMCORE Bank, N.A.	Love Savings / Heartland Bank	Sterling Bancorp	Centrue Financial	Alpine Bancorp.	HomeStar Financial
Acquisition Type	FDIC-Assisted	12 Branches	Whole Bank	Trust Administration	Whole Bank	Whole Bank and Wealth Mgmt	Whole Bank
Assets Acquired ($mm)	$540.4	$499.5	$889.0	-	$990.2	$1,243.3	$374.4[1]
Location	Champaign, IL	Northern Illinois	St. Louis, MO	Yonkers, NY	Northern Illinois	Rockford, IL	Kankakee, IL
	Financially Transformative	Operationally Transformative	Revenue Diversification	Expansion of Trust Business	Enhanced Scale and Market Presence	Expanded Core Bank and Wealth Management	Low-cost deposit franchise and Market Presence

Notes:
(1) The Company is in the process of determining the estimated acquisition date fair values for identifiable assets acquired and liabilities assumed

Midland States Bancorp, Inc.

12

Successful Execution of Strategic Plan… (at period-end in Billions) CAGR with Acquisitions: 19% CAGR Excluding Assets from Acquisitions: 10% $5.9¹ $5.6 $2.9 $2.7 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2Q19 Selected Acquisitions 13 Notes: (1) Represents 2Q19 pro forma with HomeStar Selected Acquisitions: Total Assets at Time of Acquisition (in millions) 2009: Strategic Capital Bank ($540)2010: AMCORE Bank ($500) 2014: Love Savings/Heartland Bank ($889)2017: Centrue Financial ($990) 2018: Alpine Bancorp. ($1,243)2019: HomeStar Financial ($374) $4.4 $5.5 $3.2 $1.6$1.5$1.6$1.7 $1.1 Total Assets

…Leads to 10%+ Creation of Shareholder Value annual dividend growth over the past 15 years (at period-end) $18.36 $0.97 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 (annualized) 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2Q19 Notes: (1) Tangible book value per share is a non-GAAP financial measure; tangible book value per share is defined as tangible common equity divided by shares of common stock outstanding (in the case of the ‘‘as converted’’ measure, assuming the conversion of all preferred shares that were outstanding prior to December 31, 2014); refer to reconciliation in the Appendix 14 $0.88 $0.80 $0.72 $0.65 $0.59 $0.53 $0.48 $0.43 $0.39 $17.31 $17.16$17.00 $15.91 $15.20 $14.34 $13.68$13.82 $12.52 $11.10 Dividends Declared Per Share Tangible Book Value Per Share(1)

Overview of HomeStar Bank Acquisition Closed in July 2019 Complements Midland’s franchise in Kankakee Du buque Provides #1 deposit market share in Kankakee, IL MSA Cedar Rapiid s Ellgiin 94 Stable, low-cost deposit franchise 88 80 Iowa Ciitty 80 20 bps weighted average cost of deposits 1.3% deposit beta (3Q15-4Q18) Highly accretive transaction with significant opportunities to realize cost savings Small, in-market acquisition with ease of integration and little to no disruption to efficiency initiatives 57 72 55 Approx. 9% EPS accretion estimated in 2020 (first full year of cost savings) TBV per share dilution of 2 years (crossover method) Adds $223 million in total loans Adds $333 million in total deposits Provides more than $100 million in excess liquidity U R I Midland States Bancorp, Inc. HomeStar Financial Group, Inc. 15 Notes: (1) All data as of or for the three months ended December 31, 2018 Financial Impact(1) Kenosh a Waukegan RockfordArlliingtton H eiig htts Aurora Chicago Davenport Joliet G ary 80 74 Peo riia 55 Bllo omiin gtton Laffayettte I L L I N O I SCh ampaiig n 74 Deccatu r Spriing fiieelld I N D I A Te re H autte70 70 St. Louiis Combined Branch Map Key Highlights(1)

Market Opportunities and Acquisition Strategy MSBI believes there will be numerous small to midsized banking organizations available for acquisition within Illinois and contiguous states Wisconsin There are more than 1,200 institutions in the six-state region with less than $1.0 billion in assets (1) 1W70i(s1c3o.9n%s)in Illinois and Missouri combine for nearly half of those institutions MSBI targets institutions with demographics similar to current markets that are strategically compelling and financially accretive Indiana 224206 ((518.1.5%%)) Remain a community bank focused on customer service 16 Notes: (1) Based on December 31, 2018 financial data Source: S&P Global Market Intelligence Be a “partner of choice” for community banks with scale and/or succession challenges KKenttuucckyky 113274 ((210.9.1%%) MMisissoourrii Indiana 8733((16.80%)) Illinois Illinois 337654 ((289..08%)) IIoIowa 2286575 ((2521.9..74%%%)) ) 191 (4.1%) Number of Banks and Thrifts With less than $1.0 Billion in Assets (1)

Balance Sheet Growth Trends $5,638 $5,546 $4,138 $4,074 $1,996 2015 2016 2017 2018 2Q19 2015 2016 2017 2018 2Q19 $640 $4,074 $4,011 $609 2015 2016 2017 2018 2Q19 2015 2016 2017 2018 2Q19 17 Notes: Source: S&P Global Market Intelligence $450 $322 $233 $3,131 $2,368 $2,404 Total Equity ($mm) Total Deposits ($mm) $4,413 $2,885 $3,234 $3,227 $2,320 Total Gross Loans ($mm) Total Assets ($mm)

Loan Portfolio Overview Broadly diversified loan portfolio by type of customer and loan type Residential Real Estate $552M 14% 66% of portfolio is fixed; 34% is floating Non-Owner Occupied CRE $825M 20% Owner-Occupied CRE $699M Focus on growing Equipment Finance portfolio that provides superior risk-adjusted yields Consumer $597M 15% 17% Construction and Land Development $250M 6% Commercial Loans and Leases $1,149M 28% Portfolio is 72% Commercial Loans and 28% Consumer Loans as of 2Q19 (dollars in millions) (dollars in millions) % of Total $508 2Q19 Com m ercial Loans & Leas es Com m ercial Real Es tate Cons truction and Land Developm ent $1,149 $1,524 $250 28% 37% 6% Total Commercial Res idential Real Es tate Cons um er $2,924 $552 $597 72% 14% 15% Total Consumer $1,149 28% Total Loans $4,074 100% 2015 2016 2017 2018 2Q19 18 Notes: Source: S&P Global Market Intelligence; Financial data as of June 30, 2019 $376 $191$206 $144 Commercial vs Consumer Loans Equipment Finance Portfolio $4.07 Billion Gross HFI Loans 5.27% Yield (2Q19 YTD) Loan Portfolio Mix

Largest Lending Relationships Borrower (1) 28,911 28,861 0.71% 11 Municipal & Term financing Borrower (3) 25,854 25,846 0.63 10 Hotel Borrower (5) 30,823 20,823 0.76 6 Dixon hospital Borrower (7) 21,147 20,297 0.52 34 Gas station Borrower (9) 16,446 16,446 0.40 9 Building product supplier Borrower (11) 14,946 14,934 0.37 5 Hotel Borrower (13) 14,261 14,261 0.35 7 New vehicle franchise Borrower (15) 13,664 13,497 0.34 9 Hotel Borrower (17) 15,436 13,375 0.38 1 Senior Living facility Borrower (19) 15,363 13,209 0.38 9 Manufacturing Company 19 Notes: As of June 30, 2019 Borrower (20) 12,861 12,861 0.32 1 Community retail center Total $375,893 $355,398 9.23% 191 Borrower (18) 13,263 13,263 0.33 1 Assisted Living Borrower (16) 13,445 13,445 0.33 1 Multi-family apartments Borrower (14) 15,280 14,085 0.38 8 Auto Dealership Borrower (12) 16,106 14,384 0.40 12 Car dealer Borrower (10) 15,606 15,606 0.38 3 Supply Company Borrower (8) 17,871 17,871 0.44 3 Fitness Club Borrower (6) 21,109 20,577 0.52 20 Manufacturing Company Borrower (4) 24,982 23,251 0.61 6 Industrial/Ag RE Borrower (2) 28,519 28,506 0.70 35 Retail Stores ( do lla rs in t ho us a nds ) Relationship Relationship Loan Commitment # of Borrow er Commitment Balance % of Total Loans Accounts Industry

Commercial Loans: Collateral and Industry Concentrations Income P roducing Ow ner Occupied 20% 17.1% 16% 12% 10.3% 9.4% 9.1% 8.5% 8% 7.1% 5.6% 4% 0.7% 0.2% 0.0% 0% Loa ns Leases 30% 27.4% 24% 18% 12% 4.6% 3.6% 6% 3.6% 3.1% 3.2% 2.4% 0.4% 0% 20 7.4%7.0%6.8%6.6%6.6%6.0%5.8%5.3% % of Total Non PCI Commercial Loans 2Q19 Total Commercial Portfolio by Borrower Industry (Excludes PCI Loans) 13.1% 4.1%4.0%3.9% 2.1%1.9%1.7%1.1% % of Total Non PCI Commercial Real Estate Loans 2Q19 Commercial Real Estate Portfolio by Collateral (Excludes PCI Loans)

Strong Credit Quality Managed by experienced personnel, MSBI maintains a disciplined approval process and conservative credit culture Credit losses have steadily declined since 2015 0.92% 0.39% 0.64% 0.12% 2015 2016 2017 2018 2Q19 YTD 2015 2016 2017 2018 Q219 21 Notes: (1) Excludes performing restructured loans 0.31% 0.28% 0.13% 0.83% 0.75% 0.69% Nonperforming Assets¹ / Total Assets NCOs / Average Loans

Credit Quality Review 1.40% 600% 1.20% 500% 1.00% 400% 0.80% 300% 0.60% 200% 0.40% 100% 0.20% 0.00% 0% 2015 2016 2017 2018 2Q19 2015 2016 2017 2018 2Q19 0.50% MSBI 1.00% MSBI 0.92% Peers Peers 0.75% 0.40% 0.80% 0.64% 0.28% 0.30% 0.60% 0.20% 0.40% 0.45% 0.44% 0.10% 0.20% 0.10% 0.00% 0.00% 2015 2016 2017 2018 2Q19 YTD 2015 2016 2017 2018 2Q19 Notes: (1) Excludes performing restructured loans Peers include Midwest Banks publicly traded on Major Exchanges with Assets $4.0bn - $10.0bn Source: S&P Global Market Intelligence 22 0.83% 0.69% 0.55% 0.48% 0.38% 0.39% 0.31% 0.13%0.13% 0.17% 0.13%0.13%0.12% NPAs¹ / Total Assets (%) NCOs / Average Loans (%) MSBI Peers 1.16% 0.98%0.95% 0.83% 0.74% 0.55% 0.42%0.43%0.38%0.43% MSBI Peers 263% 218%216%218%198% 82%77%69%53%55% Reserves / NPLs¹ (%) NPLs¹ / Gross Loans (%)

Acquired Loans – Adjusted Loan Loss Reverse (dollars in thousands) Loans Other Legacy Heartland Centrue Alpine 923 1,847 2,174 7,290 125 276 1,707 1,754 1,048 2,123 3,880 9,043 0.03% 0.05% 0.10% 0.22% 12,233 3,861 16,094 0.39% Allowance + Credit Mark to Total Loans: Allowance to Total Loans Credit Marks Allowance + Credit Marks to Total Loans 0.64% 0.39% 1.03% 23 Total Loans 4,073,527 PCI Performing Total % of Total Credit Marks From Acquisitions – 2Q19

Strong Core Deposit Base¹ 94% core deposits² Recent acquisitions have improved overall funding mix Interest-Bearing Checking $1,009M 25% Noninterest-Bearing $902M 22% 22% non-interest bearing deposits Retail deposits represent 54% of total deposits Brokered Time Dep $140M 4% MMDA $733M 18% Time Deposits $785M 20% Savings $442M $3.8 $3.8 (dollars in billions) 2015 2016 2017 2018 Q219 24 Notes: (1) As of or for the six months ended June 30, 2019 (2) Core deposits defined as total deposits less brokered deposits and certificates of deposit greater than $250,000 $4.01 Billion Total Deposits 0.84% Cost (2Q19 YTD) $2.9 $2.1 $2.1 Core Deposits² Deposit Mix

Largest Deposit Relationships Customer (1) $35,709 27 Public Funds - County 0.89% Customer (3) 23,353 25 Public Funds - City 0.58 Customer (5) 19,194 4 Business 0.48 Customer (7) 14,305 1 Business 0.36 Customer (9) 12,517 7 Business 0.31 Customer (11) 10,377 3 Business 0.26 Customer (13) 9,021 9 Public Funds - School 0.22 Customer (15) 7,912 13 Public Funds - School 0.20 Customer (17) 6,899 20 Public Funds - County 0.17 Customer (19) 6,460 4 Business 0.16 25 Notes: As of June 30, 2019 Customer (20) 6,297 0.16 77 Business Total $277,086 6.91% 256 Customer (18) 6,511 0.16 3 Public Funds - School Customer (16) 7,683 0.19 3 Public Funds - County Customer (14) 8,329 0.21 7 Business Customer (12) 9,836 0.25 13 Business Customer (10) 11,899 0.30 8 Public Funds - Utility Customer (8) 13,007 0.32 3 Business Customer (6) 16,640 0.41 7 Business Customer (4) 20,464 0.51 21 Public Funds - City Customer (2) 30,672 0.76 1 Business ( do lla rs in t ho us a nds ) Current Percent of Number of Customer Balance Total Deposits Accounts Industry

Dominant MSA Deposit Market Share

MSBI is #1 or #2 in Market Share in 42% of the MSAs the company has a deposit presence in

Rockford, IL

Rank	Institution	Branches	Deposits ($MM)	Market Share (%)
1	Midland States Bancorp Inc.	16	1,088	17.68
2	Heartland Financial USA Inc.	6	858	13.94
3	JPMorgan Chase & Co.	6	703	11.42
4	Associated Banc-Corp	6	669	10.88
5	Bank of Montreal	11	595	9.68
6	Blackhawk Bancorp Inc.	5	415	6.75
7	Foresight Financial Group Inc.	8	392	6.37
8	PNC Financial Services Group	6	339	5.51
9	U.S. Bancorp	6	238	3.88
10	Centre 1 Bancorp Inc.	3	222	3.61
	Market Total	*91*	*6,151*	*100.00*

Kankakee, IL

Rank	Institution	Branches	Deposits ($MM)	Market Share (%)
1	Midland States Bancorp Inc.	11	595	33.02
2	Municipal Trust and Savings	3	231	12.83
3	PNC Financial Services Group	3	209	11.59
4	First Trust Financial Corp.	5	197	10.92
5	Romy Hammes Inc.	2	168	9.35
6	Foresight Financial Group Inc.	2	110	6.12
7	First American Bank Corp.	2	92	5.10
8	First Financial Bancorp.	1	64	3.55
9	Illinois State Bancorp Inc.	1	55	3.06
10	St. Anne Bancorp Inc.	1	45	2.49
	Market Total	*36*	*1,800*	*100.00*

Effingham, IL

Rank	Institution	Branches	Deposits ($MM)	Market Share (%)
1	Midland States Bancorp Inc.	3	557	33.14
2	Prime Banc Corp.	5	331	19.67
3	Washington Savings MHC	2	224	13.29
4	Teutopolis Holding Co.	2	174	10.35
5	Omni Bancorp Inc.	2	139	8.29
6	Fifth Third Bancorp	1	80	4.75
7	Tri-County Bancshares Inc.	1	58	3.46
8	First Mid Bancshares Inc.	2	54	3.23
9	People First Bancshares Inc.	1	29	1.72
10	Country Bancorp Inc.	2	25	1.48
	Market Total	*22*	*1,681*	*100.00*

Dixon, IL

Rank	Institution	Branches	Deposits ($MM)	Market Share (%)
1	Midland States Bancorp Inc.	2	179	24.86
2	Amboy Bancorp Inc.	5	169	23.56
3	Sterling Federal Bank F.S.B.	2	99	13.72
4	SV Financial Inc.	1	67	9.31
5	NBE Bancshares Inc.	3	47	6.55
6	H.F. Gehant Bancorp Inc.	1	42	5.82
7	Fifth Third Bancorp	1	39	5.47
8	U.S. Bancorp	2	33	4.66
9	Community Illinois Corp.	1	31	4.31
10	First Federal Savings Bank	1	11	1.55
	Market Total	*21*	*719*	*100.00*

Ottawa, IL

Rank	Institution	Branches	Deposits ($MM)	Market Share (%)
1	Tri-County Financial Group	8	580	15.45
2	Midland States Bancorp Inc.	11	419	11.16
3	Heartland Bancorp Inc.	6	300	7.98
4	First Ottawa Bancshares Inc.	6	267	7.10
5	Eureka Savings Bank	4	261	6.94
6	First Federal Savings Bank	7	191	5.08
7	Ottawa Bancorp Inc.	2	184	4.91
8	LaSalle Bancorp Inc.	2	156	4.16
9	Spring Valley Bancorp Inc.	2	156	4.15
10	Central Banc Inc.	2	143	3.81
	Market Total	*81*	*3,756*	*100.00*

Notes:
Source: S&P Global Market Intelligence; Deposit market share as of June 30, 2018

Midland
States Bancorp, Inc.

26

Demonstrated Historical Earnings Growth $56.8 1.09% 1.05% 1.04% 2015 2016 2017 2018 Q219 YTD 2015 2016 2017 2018 Q219 YTD 16.97% 68.7% 2015 2016 2017 2018 Q219 YTD 2015 2016 2017 2018 Q219 YTD 27 Notes: (1) Non-GAAP financial measures. Refer to Appendix for a reconciliation to the comparable GAAP financial measures 66.2% 66.7% 66.1% 63.1% 15.00% 14.56% 11.68% 11.32% Efficiency Ratio¹ (%) Adjusted ROATCE¹ (%) 0.89% 0.89% $34.9 $30.3 $29.2 $27.4 Adjusted ROAA¹ (%) Adjusted Earnings¹ ($mm)

Performance vs. Peers 1.31% 1.40% 16.0% MSBI Peers 1.20% 14.0% 1.00% 12.0% 0.80% 10.0% 0.60% 8.0% 0.40% 6.0% 0.20% 4.0% 0.00% 2015Y 2016Y 2017Y 2018Y 2Q19 YTD 2015Y 2016Y 2017Y 2018Y 2Q19 YTD 4.60% 4.40% 4.20% 4.00% 3.80% 3.60% 3.40% 3.20% 3.00% MSBI 70.0% 68.0% 66.0% 64.0% 62.0% 60.0% 58.0% 56.0% 54.0% 52.0% MSBI Peers Peers 58.5% 58.2% 2015Y 2016Y 2017Y 2018Y 2Q19 YTD 2015Y 2016Y 2017Y 2018Y 2Q19 YTD Notes: (1) Non-GAAP financial measures. Refer to Appendix for a reconciliation to the comparable GAAP financial measures Peers include Midwest Banks publicly traded on Major Exchanges with Assets $4.0bn - $10.0bn 28 66.2% 68.7% 66.7% 66.1% 63.1% 61.6% 61.1% 58.6% 4.38% 3.92% 3.77% 3.76% 3.75% 3.67% 3.66% 3.60% 3.52% 3.42% Efficiency Ratio¹ (%) Net Interest Margin (%) 1.17% 1.04%1.01% 0.91%1.09% 1.03% 0.88% 0.72% 0.41% MSBI Peers 14.1% 14.0% 14.6% 13.4% 11.6% 11.9% 13.4% 11.6% 10.4% 5.2% ROATCE¹ (%) ROAA (%)

Revenue Mix Diverse revenue mix with nearly 30% noninterest income Strong sources of recurring income led by Wealth Management business All Other Fee Income 15.7% Noninterest Income 29% Commercial FHA 22.3% Residential Mortgage Banking 3.9% Service Net Interest Income 71% Interchange 29.6% Wealth Management 28.5% 29 YTD 2019 Noninterest Income Mix YTD 2019 Revenue Mix

Net Interest Income and Net Interest Margin $183 $180 Net Interest Margin Cost of Deposits Yiel d o n L oans & Le ase s 5.27% 5.21% 5.06% 4.85% 4.85% 4.38% 3.92% 3.77% 3.76% 3.75% 0.84% 0.55% 0.42% 0.38% 0.33% 2015 2016 2017 2018 Q219 YTD Annualized 2015 2016 2017 2018 Q219 YTD Annualized 30 Notes: Source: S&P Global Market Intelligence $130 $105 $105 Yield / Cost Trends (%) Net Interest Income ($mm)

Interest Rate Sensitivity and Asset / Liability Management

Business and Balance Sheet Highlights

Balanced positioning supports stable net interest margin

- **Strong, low-cost deposit base**
  - $4.01B total deposits at 84 bps (weighted average)
  - Cumulative interest-bearing deposit beta of 39%
  - ~22% stable core deposit franchise with non-interest bearing accounts
- **Relationship-oriented lending franchise**
  - Distinctive Commercial FHA capabilities of Love Funding drive CRE loan growth in a low rate environment with $397M in probable pipeline
  - Midland Equipment Finance volume of $520M YTD enhances fixed rate loan volumes with an attractive profile of intermediate term fixed rate CandI loans at very attractive yields

Positioning

- **Reducing asset sensitivity as the curve flattens and economic growth slows**
  - Higher deposit betas have reduced the benefit to rising short term rates
  - Asset-sensitivity to rising rates decreased as Midland has added more fixed rate assets and moved wholesale funding to more short-term funding
- **Disciplined balance sheet management with recurring re-investment opportunities**
  - $609 investment securities portfolio is generates ~$11 MM cash flows per month

Net Interest Income at Risk as of June 30, 2019



Year 1
Year 2
(12%)
(21%)
(5%)
(11%)
(2%)
(5%)
1%
6%
2%
9%
2%
11%
2%
14%
- 200 bps
- 100 bps
- 50 bps
+ 100 bps
+ 200 bps
+ 300 bps
+ 400 bps

Economic Value at Risk as of June 30, 2019



(31%)
(15%)
(7%)
8%
12%
14%
16%
- 200 bps
- 100 bps
- 50 bps
+ 100 bps
+ 200 bps
+ 300 bps
+ 400 bps

31

Midland States Bancorp, Inc.

Investments Midland continues to adjust the portfolio to optimize the portfolio’s duration, mix, and to increase yield. As of June 2019, the portfolio had an effective duration of approximately 3.25 years Equity Securities, Corporate Securities, 15% 0% GSE Debt Securities, 12% The portfolio weighted average yield as of June 30, 2019 was 3.41% Municipal AFS, 24% 91.5% of portfolio is investment grade or better Agency MBS, 49% Investment Securities Available for Sale: Government sponsored entity debt Agency mortgage-backed State and municipal Corporate Total Securities Available for Sale Equity Securities Total Investment Securities $74,875 297,362 143,729 93,691 12.2% 48.5% 23.5% 15.3% 2.4% 2.8% 4.2% 5.0% $609,657 3,369 99.5% 0.5% 3.4% 2.5% $613,026 100.0% 3.4% 32 % of TotalWeighted Book ValueInvestmentAverage T.E. SecuritiesYield (dollars in thousands) Investment Portfolio

Current Borrowings and Available Sources of Liquidity In May 2017, the Company entered into a loan agreement with another bank for a $10.0 million revolving line of credit and a term loan in the original principal amount of $40.0 million. The term loan details are: Variable interest rate equal to LIBOR plus 2.25%, which was 4.75% and 4.63% at June 30, 2019 and December 31, 2018, respectively, maturing May 25, 2020 MSBI intends to use proceeds from this subordinated debt offering to pay off the $30 million senior debt and to cancel the revolving line of credit. The Company issued $55.3 million of subordinated debt in a private placement during June 2015. The transaction was structured in two tranches: $40.3 million, maturing on June 18, 2025 with a redemption option on or after June 18, 2020, with a fixed rate of interest of 6.00% MSBI intends to use proceeds from this subordinated debt offering to redeem $40.3 million in June 2020 $15.0 million, maturing on June 18, 2025, with a fixed rate of interest of 6.50% The Company issued through a private placement, $40.0 million aggregate principal amount of subordinated debentures on October 13, 2017 with a maturity date of October 15, 2027 The subordinated debentures bear a fixed rate of interest of 6.25% The Company has $181,000 of Series G redeemable preferred stock The Company has $65.0 million of variable rate trust preferred debentures: Midland States Preferred Securities Trust – variable interest rate equal to LIBOR plus 2.75%, which was 5.34% and 5.23% at June 30, 2019 and December 31, 2018, respectively – $10.3 million maturing April 23, 2034 Grant Park Statutory Trust I – variable interest rate equal to LIBOR plus 2.85%, which was 5.43% and 5.37%, at June 30, 2019 and December 31, 2018, respectively – $3.1 million maturing January 23, 2034 Love Savings/Heartland Capital Trust III – variable interest rate equal to LIBOR plus 1.75%, which was 4.16% and 4.54% at June 30, 2019 and December 31, 2018, respectively – $20.6 million maturing December 31, 2036 Love Savings/Heartland Capital Trust IV – variable interest rate equal to LIBOR plus 1.47%, which was 3.94% and 4.21% at June 30, 2019 and December 31, 2018, respectively – $20.6 million maturing September 6, 2037 Centrue Statutory Trust II - variable interest rate equal to LIBOR plus 2.65%, which was 5.06% and 5.44% at June 30, 2019 and December 31, 2018, respectively - $10.3 million maturing June 17, 2034 At June 30, 2019, the Company has $552.2 million in borrowings outstanding from the FHLB Fixed rate, fixed term of $22.3 million and $87.7 million, at rates averaging 2.37% and 2.35% at June 30, 2019 and December 31, 2018, respectively, maturing through February 2023 Putable fixed rate of $530.0 million and $520.0 million at rates averaging 2.24% and 2.09% at June 30, 2019 and December 31, 2018, respectively, maturing through August 2025 with call provisions through August 2021 33 Notes: Source: S&P Global Market Intelligence; Public filings Available Lines of Credit and Other Borrowings Borrowings Overview

Holding Company Liquidity

- MSBI has historically grown dividends at approximately 10% annually
- The company has recently announced a share buyback as an efficient means to return excess capital

Historical Holding Company Cash Flow

(dollars in thousands)	2015	2016	2017	2018	2Q19
Beginning Cash	$ 22,759	$ 8,318	$38,803	$ 60,424	$20,312
Sources					
Dividends from Subsidiaries	14,500	-	19,500	17,000	20,400
Initial Public Offering	-	71,475	-	-	-
Debt Issuance	55,325	-	79,318	-	-
Uses					
Capital Injection to Subsidiaries	(30,000)	(25,250)	(350)	-	-
Shareholder Dividends	(7,692)	(9,853)	(14,192)	(20,307)	(11,828)
Acquisitions	(20,053)	-	(60,457)	(32,890)	-
Debt Repayment	(14,000)	(8,000)	(2,857)	(4,286)	(2,857)
Interest Paid	(4,681)	(5,706)	(6,570)	(10,279)	(5,295)
Net Tax (Payments) Refunds	(7,972)	4,224	3,857	7,110	2,538
Other	132	3,595	3,372	3,540	2,795
(Decrease) / Increase in Cash	**$(14,441)**	**$30,485**	**$21,621**	**$(40,112)**	**$ 5,753**
Cash at End of Period	**$ 8,318**	**$38,803**	**$60,424**	**$ 20,312**	**$26,065**

Holding Company Balance Sheet

(dollars in thousands)	
Assets	**2Q19**
Cash	$ 26,065
Total Investment in Subsidiaries	789,979
Other Assets	226
Total Assets	**$ 816,270**
Liabilities	
Term Loan	$ 29,989
Subordinated Debt	94,396
Trust Preferred	48,288
Other Liabilities	3,709
Total Liabilities	**$ 176,382**
Equity	
Preferred Equity	2,684
Equity	637,204
Total Equity	**$ 639,888**
Total Liabilities & Equity	**$ 816,270**

Notes:
Source: S&P Global Market Intelligence; Financial data as of June 30, 2019

34

Midland States Bancorp, Inc.

Capital Overview ($’s in millions) 16.0% Common A 14.0% 12.0% 10.0% 8.0% 6.0% B 4.0% $2.7 Equity 2.0% C Preferred 0.0% D Tier 1 Common Tier 1 RBC Total RBC Tier 1 CommonTier 1Total RBC LeverageEquity Tier 1 LeverageEquity Tier 1 RBC C Total Capital: $620.5 Total Capital: $617.8 Notes: (1) Includes remaining adjustments to Common Equity Tier 1 Capital (2) On July 29, 2019, the Company redeemed, in whole, the shares of Series H preferred stock (3) Estimates for HomeStar acquisition and July 2019 redemption of preferred equity Source: S&P Global Market Intelligence; Financial data as of June 30, 2019 35 LLR Sub Debt Trust Preferred 13.49% 12.81% 10.85% 10.30% 9.27% 9.38% 8.62%8.95% Equity ¹ June 30, 2019 Stated Consolidated Capital Ratios, Adjusted for Preferred Redemption² and HomeStar Acquisition³ June 30, 2019 Stated Consolidated Capital Ratios $431.5 $65.0 $94.2 $27.1 $431.6 $65.0 $94.2 $27.1 June 30, 2019 Reported Capital Adjusted for Preferred Redemption² and HomeStar Acquisition³ June 30, 2019 Reported Capital

Consolidated Capital Ratios 15.00% 15.00% 11.27% 12.00% 12.00% 10.85% 10.19% 10.25% 8.76% 8.45% 9.00% 9.00% 6.00% 6.00% 3.00% 3.00% 0.00% 0.00% 2015 2016 2017 2018 2Q19 + HS + Pref.¹ + June Call ² 2015 2016 2017 2018 2Q19 + HS + Pref.¹ + June Call ² 15.00% 20.00% 14.89% 16.00% 12.00% 14.05% 8.63% 8.53% 12.00% 9.00% 6.00% 8.00% 3.00% 4.00% 0.00% 0.00% 2015 2016 2017 2018 2Q19 + HS + Pref.¹ + June Call ² 2015 2016 2017 2018 2Q19 + HS + Pref.¹ + June Call ² Notes: (1) Estimates for HomeStar acquisition and July 2019 redemption of preferred equity (2) Assumes call of $40.3mm subordinated debt callable June 2020; Estimates for HomeStar acquisition and July 2019 redemption of preferred equity Assumes none of the issuance proceeds are down streamed to the bank subsidiary Source: S&P Global Market Intelligence; Financial data as of June 30, 2019 36 9.76% 9.27% 8.52% 8.58% 7.49% 13.85% 13.26% 12.79% 13.49% 11.82% Pro Forma for Offering Pro Forma for Offering Tier 1 Leverage Ratio (%) Total Risk-Based Capital Ratio (%) 9.35% 9.38% 8.95% 8.95% 6.50% 10.30% 10.30% 8.62% Pro Forma for Offering Pro Forma for Offering Tier 1 Capital Ratio (%) Tier 1 Common Capital Ratio (%)

Bank-Level Capital Ratios 15.00% 15.00% 12.27% 11.84% 11.61% 12.00% 12.00% 9.00% 9.00% 6.00% 6.00% 3.00% 3.00% 0.00% 0.00% 2015 2016 2017 2018 2Q19 + HS + Pref.¹ + June Call ² 2015 2016 2017 2018 2Q19 + HS + Pref.¹ + June Call ² 15.00% 15.00% 12.76% 12.32% 12.17% 12.00% 12.00% 9.01% 9.00% 9.00% 6.00% 6.00% 3.00% 3.00% 0.00% 0.00% 2015 2016 2017 2018 2Q19 + HS + Pref.¹ + June Call ² 2015 2016 2017 2018 2Q19 + HS + Pref.¹ + June Call ² Notes: (1) Estimates for HomeStar acquisition and July 2019 redemption of preferred equity (2) Assumes call of $40.3mm subordinated debt callable June 2020; Estimates for HomeStar acquisition and July 2019 redemption of preferred equity Assumes none of the issuance proceeds are down streamed to the bank subsidiary Source: S&P Global Market Intelligence; Financial data as of June 30, 2019 37 10.80% 10.05% 10.04% 10.22% 10.16% 10.16% 13.22% 12.64% 12.64% 11.06% Pro Forma for Offering Pro Forma for Offering Tier 1 Leverage Ratio (%) Total Risk-Based Capital Ratio (%) 12.63% 12.08% 12.08% 10.39% 12.63% 12.08% 12.08% 11.61% 11.84% 12.27% 10.39% Pro Forma for Offering Pro Forma for Offering Tier 1 Capital Ratio (%) Tier 1 Common Capital Ratio (%)

Pro Forma Capitalization Table

(dollars in millions)

	Consolidated						Bank-Level			
as of 6/30/2019	Actual	Preferred Redemption[1]	HomeStar Acquisition[1]	Sub Debt	Term Note	Pro Forma	Actual	HomeStar Acquisition[1]	Sub Debt	Pro Forma
Common Equity	$637.2	-	$10.3	-	-	$647.5	$781.7	$11.7	-	$793.5
(+) Goodwill	(164.2)	-	(4.7)	-	-	(168.9)	(161.8)	(4.7)	-	(166.5)
(+) Other Intangibles	(33.8)	-	(5.7)	-	-	(39.5)	(31.8)	(5.7)	-	(37.5)
(+) Unrealized Gains	(7.2)	-	-	-	-	(7.2)	(7.2)	-	-	(7.2)
(+) Other	(0.5)	-	-	-	-	(0.5)	-	-	-	0.0
Common Equity Tier 1	$431.6	-	($0.1)	-	-	$431.5	$581.0	$1.3	-	$582.4
(+) Preferred Equity	$2.7	($2.7)	-	-	-	-	-	-	-	-
(+) Trust Preferred	65.0	-	-	-	-	65.0	-	-	-	-
Tier 1 Equity	$499.2	($2.7)	($0.1)	-	-	$496.5	$581.0	$1.3	-	$582.4
(+) Allowance for Loan Losses	$27.1	-	-	-	-	$27.1	$27.1	-	-	$27.1
(+) Current Sub Debt	$94.2	-	-	-	-	$94.2	-	-	-	-
(+) New Sub Debt	-	-	-	100.00	-	100.0	-	-	-	-
Total Risk-Based Capital	$620.5	($2.7)	($0.1)	$100.0	-	$717.8	$608.1	$1.3	-	$609.4
Risk Weighted Assets	$4,599.4	-	$221.8	-	-	$4,821.2	$4,599.8	$222.7	-	$4,822.5
Total Assets for Leverage Ratio	$5,384.6	($2.7)	$376.9	$100.0	($30.0)	$5,828.8	$5,378.6	$353.4	-	$5,732.0
TCE / TA	8.2%					7.6%	11.0%			10.4%
Regulatory Capital Ratios										
Tier 1 Leverage	9.3%					8.5%	10.8%			10.2%
Common Equity Tier 1	9.4%					9.0%	12.6%			12.1%
Tier 1 Capital	10.9%					10.3%	12.6%			12.1%
Total Risk-Based Capital	13.5%					14.9%	13.2%			12.6%
Tangible Common Equity	$438.6					$438.6	$587.2			$588.5
Tangible Assets	5,347.5					5,786.1	5,344.3			5,682.9

Notes:
(1) Estimates for HomeStar acquisition and July 2019 redemption of preferred equity
Assumes none of the issuance proceeds are down streamed to the bank subsidiary
Source: S&P Global Market Intelligence; Financial data as of June 30, 2019

Midland States Bancorp, Inc.

38

Double Leverage and Interest Coverage

Double Leverage

					Standalone	Pro Forma for Issuance: PF for July Preferred, HomeStar & Term Loan Payoff	Pro Forma for Issuance: Illustrative for June 2020 Call of Subdebt
	2015Y	2016Y	2017Y	2018Y	2019Q2	2019Q2	2019Q2
Investment In Subsidiaries	$327,323	$382,241	$565,498	$766,449	$789,979	$800,319	$800,319
Consolidated Equity	$232,880	$321,770	$449,545	$608,525	$639,888	$650,228	$650,228
Double Leverage Ratio	**141%**	**119%**	**126%**	**126%**	**123%**	**123%**	**123%**
Proposed Holding Company Subordinated Debt Offering					$100,000	$100,000	$100,000
Pro Forma Bank-level Equity					$789,979	$800,319	$800,319
Pro Forma Double Leverage Ratio					**123%**	**123%**	**123%**

Interest Coverage

					Standalone	PF for July Preferred & HomeStar	PF for July Preferred & HomeStar
	2015Y	2016Y	2017Y	2018Y	2019Q2	2019Q2	2019Q2
Total Deposit Interest	$7,511	$8,936	$12,132	$22,054	$8,437	$8,641	$8,641
Other Borrowed Interest	$5,378	$7,059	$11,319	$21,226	$6,122	$6,177	$6,177
Total Interest Expense	$12,889	$15,995	$23,451	$43,280	$14,559	$14,818	$14,818
Pre-Tax Income	$35,498	$50,431	$26,471	$50,805	$21,394	$22,511	$22,511
Interest Coverage (including deposit expense)	3.75x	4.15x	2.13x	2.17x	2.47x	2.52x	2.52x
Interest Coverage (excluding deposit expense)	7.60x	8.14x	3.34x	3.39x	4.49x	4.64x	4.64x

	Standalone	Pro Forma for Issuance: & Term Loan Payoff[1]	Pro Forma for Issuance: & Illustrative for June 2020 Call of Subdebt[2]
Pro Forma Interest Expense (Includes Dep. Expense)		$15,712	$15,107
Pro Forma Interest Expense (Excludes Dep. Expense)		$7,071	$6,466
Pro Forma Pre-Tax Income		$21,617	$22,221
New Holding Company Subordinated Debt Expense (5.00%)	$1,250	$1,250	$1,250
Pro Forma Interest Coverage (including deposit expense)	2.35x	2.38x	2.47x
Pro Forma Interest Coverage (excluding deposit expense)	3.97x	4.06x	4.44x

Notes:
(1) Excludes interest expense on $30.0 million of a term loan that MSBI anticipates to redeem in connection with the offering
(2) Excludes interest expense on $30.0 million of a term loan that MSBI anticipates to redeem in connection with the offering & interest expense on $40.3 million of subordinated debt callable June 2020
Assumes none of the issuance proceeds are down streamed to the bank subsidiary
Source: S&P Global Market Intelligence

Midland States Bancorp, Inc.

39

Appendix 40

Appendix: Reconciliation of Adjusted Earnings/Profitability

(dollars in thousands, except per share data)	Six Months Ended June 30, 2019	For the years ended December 31, 2018	2017	2016	2015
Adjusted Earnings					
Income before income taxes - GAAP	$ 39,730	$ 50,805	$ 26,471	$ 50,431	$ 35,498
Adjustments to noninterest income:					
Gain on sales of investment securities, net	14	464	222	14,702	193
Other than-temporary-impairment on investment securities	-	-	-	(824)	(461)
FDIC loss-sharing expense	-	-	-	-	(566)
Amortization of FDIC indemnification asset, net	-	-	-	-	(397)
Reversal of contingent consideration accrual	-	-	-	350	-
Other	(23)	89	(67)	-	12
Total adjustments to noninterest income	(9)	553	155	14,228	(1,219)
Adjustments to noninterest expense:					
Expenses associated with payoff of subordinated debt	-	-	-	511	-
Net expense from FDIC loss share termination agreement	-	-	-	351	-
Branch network optimization plan charges	-	-	1,952	2,099	-
(Gain) loss on mortgage servicing rights held for sale	(515)	458	4,059	-	-
Integration and acquisition expenses	446	24,015	17,738	2,343	6,101
Total adjustments to noninterest expense	(69)	24,473	23,749	5,304	6,101
Adjusted earnings pre tax	39,670	74,725	50,065	41,507	42,818
Adjusted earnings tax	9,376	17,962	19,710	14,064	13,625
Revaluation of net deferred tax assets	-	-	(4,540)	-	-
Adjusted earnings - non-GAAP	$ 30,294	$ 56,763	$ 34,895	$ 27,443	$ 29,193
Preferred stock dividends, net	68	141	83	-	-
Adjusted earnings available to common shareholders - non-GAAP	$ 30,226	$ 56,622	$ 34,812	$ 27,443	$ 29,193
Adjusted diluted earnings per common share	$ 1.24	$ 2.39	$ 1.89	$ 1.89	$ 2.39
Weighted average shares outstanding - diluted	24,254,612	23,549,025	18,283,214	14,428,839	12,112,403
Average assets	$ 5,608,883	$ 5,455,823	$ 3,941,272	$ 3,075,134	$ 2,768,879
Adjusted return on average assets	1.09%	1.04%	0.89%	0.89%	1.05%
Average tangible common equity	$ 418,545	$ 377,602	$ 307,523	$ 234,898	$ 172,064
Adjusted return on average tangible common equity	14.56%	15.00%	11.32%	11.68%	16.97%

41

Midland States Bancorp, Inc.

Appendix: Reconciliation of Efficiency Ratio

(dollars in thousands)	As of and for the Six Months Ended June 30, 2019	As of and for the Years Ended December 31, 2018	2017	2016	2015
Noninterest expense	$ 81,291	$ 191,643	$ 152,997	$ 121,289	$ 117,847
Adjustments to noninterest expense:					
Expense from payoff of subordinated debt	-	-	-	(511)	-
Net expense from FDIC loss share termination agreement	-	-	-	(351)	-
Branch network optimization plan charges	-	-	(1,952)	(2,099)	-
Gain (loss) on mortgage servicing rights held for sale	515	(458)	(4,059)	-	-
Integration and acquisition expenses	(446)	(24,015)	(17,738)	(2,343)	(6,101)
Adjusted noninterest expense	$ 81,360	$ 167,170	$ 129,248	$ 115,985	$ 111,746
Net interest income	$ 91,678	$ 180,087	$ 129,662	$ 105,254	$ 104,907
Effect of tax-exempt income	1,069	2,095	2,691	2,579	2,741
Adjusted net interest income	92,747	182,182	132,353	107,833	107,648
Noninterest income	36,662	71,791	59,362	72,057	59,482
Adjustments to noninterest income:					
Mortgage servicing rights (recapture) impairment	(534)	(450)	2,324	3,135	448
Gain on sales of investment securities, net	(14)	(464)	(222)	(14,702)	(193)
Other income	23	(89)	67	608	1,412
Adjusted noninterest income	36,137	70,788	61,531	61,098	61,149
Adjusted total revenue	$ 128,884	$ 252,970	$ 193,884	$ 168,931	$ 168,797
Efficiency Ratio	63.13%	66.08%	66.66%	68.66%	66.20%

Midland States Bancorp, Inc.

42

Appendix: Reconciliation of TBV (dollars in thousands, except per share data) Share holde rs ' Equity to Tangible Com m on Equity: Total shareholders' equity—GAAP Adjustments: Pref erred equity Goodw ill Other intangibles Tangible com m on e quity $ 639,888 $ 608,525 $ 449,545 $ 321,770 $ 232,880 (2,684) (164,673) (33,893) (2,781) (164,673) (37,376) (2,970) (98,624) (16,932) - (48,836) (7,187) - (46,519) (7,004) $ 438,638 $ 403,695 $ 331,019 $ 265,747 $ 179,357 Total As s e ts to Tangible As s e ts : Total assets—GAAP Adjustments: Goodw ill Other intangibles Tangible as s e ts $ 5,546,055 $ 5,637,673 $ 4,412,701 $ 3,233,723 $ 2,884,824 (164,673) (33,893) (164,673) (37,376) (98,624) (16,932) (48,836) (7,187) (46,519) (7,004) $ 5,347,489 $ 5,435,624 $ 4,297,145 $ 3,177,700 $ 2,831,301 Com m on s hare s outs tanding 23,897,038 23,751,798 19,122,049 15,483,499 11,797,404 Tangible com m on e quity to tangible as s e ts ratio Tangible book value pe r s hare 8.20% 18.36 7.43% 17.00 7.70% 17.31 8.36% 17.16 6.33% 15.20 $ $ $ $ $ 43 As of June 30, 2019 As of De ce m be r 31, 2018 2017 2016 2015

Appendix: Reconciliation of ROATCE (dollars in thousands) Ne t Incom e Less—pref erred stock dividends Ne t incom e available to com m on s hare holde rs $ 30,337 68 $ 39,421 141 $ 16,056 83 $ 31,542 - $ 24,324 - $ 30,269 $ 39,280 $ 15,973 $ 31,542 $ 24,324 Ave rage Share holde rs ' Equity to Ave rage Tangible Com m on Equity: Average total shareholders' equity—GAAP Adjustments: Pref erred equity Goodw ill Other intangibles Average tangible common equity $ 621,510 $ 569,537 $ 399,061 $ 288,010 $ 227,619 (2,733) (164,673) (35,559) (2,882) (151,546) (37,507) (1,707) (76,394) (13,437) - (46,537) (6,575) - (47,306) (8,249) $ 418,545 $ 377,602 $ 307,523 $ 234,898 $ 172,064 Re turn on ave rage tangible com m on e quity 14.58% 10.40% 5.19% 13.43% 14.14 44 As of and for the Six M onths Ende d June 30, 2019 As of and for the Ye ars Ende d De ce m be r 31, 2018 2017 2016 2015